Exhibit (a)(1)(A)

LETTER OF TRANSMITTAL

Offer by

STEEL PARTNERS HOLDINGS L.P.

and

HANDY ACQUISITION CO.

to exchange each outstanding share of common stock of

HANDY & HARMAN LTD.

for

1.484 6.0% Series A preferred units of Steel Partners Holdings L.P.

(subject to the terms and conditions described in the prospectus/offer to exchange and this letter of transmittal)

THE OFFER AND THE WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, AT THE END OF October 11, 2017, UNLESS THE OFFER IS EXTENDED OR EARLIER TERMINATED. SHARES TENDERED PURSUANT TO THE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION OF THE OFFER.

Pursuant to the offer of Steel Partners Holdings L.P. (“SPLP”) and Handy Acquisition Co. to exchange all outstanding shares of common stock, par value $0.01 per share, of Handy & Harman Ltd. (“HNH”) not already owned by SPLP or any of its affiliated entities, the undersigned encloses herewith and tenders the following certificate(s) representing shares of HNH common stock:

DESCRIPTION OF SHARES TENDERED
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on certificate(s))	Shares Tendered (Attach additional signed list if necessary)
	Share Certificate Number(s)(1)	Total Number of Shares Represented by Certificate(s)	Total Number of Shares Represented by Direct Registration	Total Number of Shares Tendered(1)

Total Shares
(1)	Unless otherwise indicated, it will be assumed that all shares represented by any certificates delivered to the exchange agent (defined below) are being tendered. See Instruction 4.

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The exchange agent for the offer is:

If delivering by mail:

American Stock Transfer & Trust Company, LLC

Operations Center

Attn: Reorganization Department

P.O. Box 2042

New York, New York 10272-2042

Phone: Toll-free (877) 248-6417

(718) 921-8317

If delivering by hand, express mail, courier

or any other expedited service:

American Stock Transfer & Trust Company, LLC

Operations Center

Attn: Reorganization Department

6201 15th Avenue

Brooklyn, New York 11219

IF CERTIFICATE(S) HAVE BEEN MUTILATED, LOST, STOLEN OR DESTROYED, PLEASE SEE INSTRUCTION 10.

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE EXCHANGE AGENT.

If certificates representing shares of HNH common stock are not immediately available or a stockholder cannot deliver such certificates and all other required documents to the exchange agent on or prior to the expiration date or a stockholder cannot complete the book-entry transfer procedures on or prior to the expiration date, a stockholder may nevertheless tender his/her shares of HNH common stock according to the guaranteed delivery procedures set forth in the prospectus/offer to exchange in the section entitled “Exchange Offer Procedures — Procedures for Tendering.” Please see Instruction 2.

Delivery of documents to The Depository Trust Company (“DTC”) will not constitute delivery to the exchange agent.

THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY AND IN THEIR ENTIRETY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

The offer (described below) is not being made to (nor will tender of shares be accepted from or on behalf of) stockholders in any jurisdiction where it would be illegal to do so.

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TENDER OF SHARES

☐  CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (ONLY FINANCIAL INSTITUTIONS THAT ARE PARTICIPANTS IN DTC MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:____________________________________

DTC Participant Number:________________ Transaction Code Number:_______________

☐  CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY):

Name(s) of Registered Owner(s):___________________________________________________

Window Ticket Number (if any) or DTC Participant Number:____________________________

Date of Execution of Notice of Guaranteed Delivery:___________________________________

Name of Institution which Guaranteed Delivery:_______________________________________

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Ladies and Gentlemen:

Steel Partners Holdings L.P. (“SPLP”) and Handy Acquisition Co. (“Merger Sub”) are offering, upon the terms and subject to the conditions set forth in the prospectus/offer to exchange, dated September 13, 2017 (the “prospectus/offer to exchange”), and in this letter of transmittal, to exchange for each outstanding share of common stock of Handy & Harman Ltd. (“HNH” or the “Company”), par value $0.01 per share, not already owned by SPLP or any of its affiliated entities and which is validly tendered in the offer and not properly withdrawn, 1.484 6.0% Series A preferred units, no par value (the “SPLP preferred units”), of SPLP, together with cash in lieu of any fractional SPLP preferred units, without interest and less any applicable withholding taxes (the “transaction consideration”) (such offer, on the terms and subject to the conditions and procedures described in the prospectus/offer to exchange and this letter of transmittal, together with any amendments or supplements thereto, the “offer”).

Tendering HNH stockholders will not receive any fractional SPLP preferred units in the offer, and each HNH stockholder who otherwise would be entitled to receive a fraction of an SPLP preferred unit pursuant to the offer will be paid an amount in cash (rounded to the nearest whole cent) without interest, equal to the product of: (i) such fraction, multiplied by (ii) $25.00, the SPLP preferred unit liquidation preference.

This letter of transmittal is to be used for tendering shares of common stock of HNH to SPLP and Merger Sub pursuant to the offer. HNH stockholders may use this letter of transmittal to tender shares of HNH common stock held in certificated form, with certificates evidencing such shares to be forwarded to American Stock Transfer & Trust Company, LLC (the “exchange agent”) with this letter of transmittal. HNH stockholders may also use this letter of transmittal to tender shares of HNH common stock held in electronic book-entry form, except that return of this letter of transmittal to the exchange agent is not required if a message is transmitted by The Depository Trust Company (“DTC”) to, and is received by, the exchange agent, forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the DTC participant tendering the shares that are the subject of such book-entry confirmation that such participant has received and agrees to be bound by the terms of this letter of transmittal and that SPLP may enforce this agreement against such participant (an “Agent’s Message”). In each case, tendering HNH stockholders should follow the other instructions set forth in this letter of transmittal and in the prospectus/offer to exchange, including the section of the prospectus/offer to exchange entitled “Exchange Offer Procedures — Procedures for Tendering.”

The offer will expire at 12:00 midnight, New York City time, at the end of October 11, 2017, unless the offer is extended or earlier terminated. The “expiration date” means 12:00 midnight, New York City time, at the end of October 11, 2017, unless SPLP and Merger Sub have extended the period during which the offer is open, in which case the term “expiration date” means the latest date and time at which the offer, as so extended, will expire.  HNH stockholders must allow sufficient time for the necessary tender procedures to be completed during normal business hours prior to the expiration date.

By signing and returning this letter of transmittal, or, in the case of book-entry transfer, through delivery of an Agent’s Message, the undersigned elects to tender his, her or its shares of HNH common stock pursuant to the foregoing.

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Upon the terms and subject to the conditions of the offer (and, if the offer is extended, amended or supplemented, the terms or the conditions of any such extension, amendment or supplement), and effective upon acceptance for exchange of the shares of HNH common stock tendered herewith in accordance with the terms of the offer, the undersigned hereby sells, assigns and transfers to or upon the order of SPLP and Merger Sub all right, title and interest in and to any and all of the shares of HNH common stock that are being tendered hereby (and any and all dividends, distributions, rights, other shares of HNH common stock or other securities issued or issuable in respect thereof on or after the date hereof  (collectively, “Distributions”)) and irrevocably constitutes and appoints the exchange agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such shares of HNH common stock (and any and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (1) deliver certificates for such shares of HNH common stock (and any and all Distributions) or transfer ownership of such shares of HNH common stock (and any and all Distributions) on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of SPLP and Merger Sub, (2) present such shares of HNH common stock (and any and all Distributions) for transfer on the books of HNH and (3) receive all benefits and otherwise exercise all rights of beneficial ownership of such shares of HNH common stock (and any and all Distributions), all in accordance with the terms of the offer.

The undersigned hereby irrevocably appoints the designees of SPLP and Merger Sub as the undersigned’s agents, attorneys-in-fact and proxies, each with full power of substitution, to exercise to the fullest extent the rights of the undersigned with respect to all of the shares of HNH common stock tendered hereby (and any Distributions) that have been accepted for exchange by Merger Sub. All such powers of attorney and proxies shall be considered irrevocable and coupled with an interest in the tendered shares of HNH common stock (and all Distributions relating thereto). Such appointment will be effective when, and only to the extent that, Merger Sub accepts such shares of HNH common stock for exchange. Such acceptance for exchange will, without further action, revoke any prior powers of attorney and proxies given by the undersigned at any time with respect to such shares of HNH common stock (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given or executed by the undersigned with respect thereto (and, if given or executed, will not be deemed effective). The designees of SPLP and Merger Sub will, with respect to the shares of HNH common stock (and any and all Distributions) for which the appointment is effective, be empowered to exercise all voting, consent and other rights of such stockholder as they in their discretion may deem proper at any annual or special meeting of HNH stockholders or any adjournment or postponement thereof, by written consent in lieu of any such meeting or otherwise. SPLP and Merger Sub reserve the right to require that, in order for the shares of HNH common stock to be deemed validly tendered, immediately upon Merger Sub’s acceptance of shares of HNH common stock for exchange, Merger Sub must be able to exercise full voting, consent and other rights with respect to such shares of HNH common stock (and any and all Distributions).

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The undersigned hereby represents and warrants that (1) the undersigned owns the tendered shares of HNH common stock (and any and all other shares of HNH common stock or other securities issued or issuable in respect of such shares of HNH common stock); (2) the undersigned has the full power and authority to tender, sell, assign and transfer the tendered shares of HNH common stock (and any and all other shares of HNH common stock or other securities issued or issuable in respect of such shares of HNH common stock); and (3) when the same are accepted for exchange by Merger Sub, Merger Sub will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned, upon request, will execute and deliver all additional documents deemed by the exchange agent, SPLP or Merger Sub to be necessary or desirable to complete the sale, assignment and transfer of the shares of HNH common stock tendered hereby (and any and all Distributions). In addition, the undersigned will remit and transfer promptly to the exchange agent for the account of SPLP and Merger Sub all Distributions in respect of the shares of HNH common stock tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, SPLP and Merger Sub will be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire consideration of the shares of HNH common stock tendered hereby or deduct from such consideration the amount or value of such Distribution as determined by SPLP and Merger Sub in their sole discretion.

All authority herein conferred or agreed to be conferred will survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder will be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the prospectus/offer to exchange, this tender is irrevocable.

The undersigned understands that the valid tender of shares of HNH common stock pursuant to any of the procedures described in the section of the prospectus/offer to exchange entitled “Exchange Offer Procedures — Procedures for Tendering” and in the instructions hereto will constitute a binding agreement between the undersigned, SPLP and Merger Sub upon the terms and subject to the conditions of the offer (and, if the offer is extended, amended or supplemented, the terms or the conditions of any such extension, amendment or supplement). The undersigned recognizes that, under the circumstances set forth in the prospectus/offer to exchange, Merger Sub may not be required to accept for exchange any of the shares of HNH common stock tendered hereby.

The undersigned understands that the delivery and surrender of shares of HNH common stock that the undersigned has tendered is not effective, and the risk of loss of such shares of HNH common stock does not pass to the exchange agent, unless and until the exchange agent receives this letter of transmittal, properly completed and duly executed, or, in the case of book-entry transfer, an Agent’s Message, together with all accompanying evidences of authority in form satisfactory to SPLP and Merger Sub and any other required documents, together with any certificates representing tendered shares of HNH common stock. THE UNDERSIGNED UNDERSTANDS THAT SPLP’S AND MERGER SUB’S INTERPRETATION OF THE TERMS AND CONDITIONS OF THE OFFER (INCLUDING THIS LETTER OF TRANSMITTAL AND THE INSTRUCTIONS HERETO) WILL BE FINAL AND BINDING TO THE FULLEST EXTENT PERMITTED BY LAW, PROVIDED THAT APPLICABLE SECURITYHOLDERS MAY CHALLENGE ANY SUCH DETERMINATION IN A COURT OF COMPETENT JURISDICTION. ALL QUESTIONS AS TO THE FORM OF DOCUMENTS AND THE VALIDITY, FORM, ELIGIBILITY (INCLUDING TIME OF RECEIPT) AND ACCEPTANCE FOR EXCHANGE OF ANY SHARES OF HNH COMMON STOCK WILL BE DETERMINED BY SPLP AND MERGER SUB IN THEIR DISCRETION, WHICH DETERMINATION WILL BE FINAL AND BINDING TO THE FULLEST EXTENT PERMITTED BY LAW, PROVIDED THAT APPLICABLE SECURITYHOLDERS MAY CHALLENGE ANY SUCH DETERMINATION IN A COURT OF COMPETENT JURISDICTION. The undersigned also understands that no tender of shares of HNH common stock will be deemed validly made until all defects and irregularities with respect thereto have been cured or waived. In addition, the undersigned understands that none of SPLP, Merger Sub, HNH or any of their respective affiliates or assigns, the exchange agent or the information agent identified on the back page of this letter of transmittal, or any other person is or will be under any duty to give notification of any defects or irregularities in tenders or will incur any liability for failure to give any such notification.

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Unless otherwise indicated under “Special Issuance or Payment Instructions,” the undersigned hereby requests that the SPLP preferred units and a check for cash paid in lieu of any fractional SPLP preferred units, and the return of any certificates for the shares of HNH common stock not tendered or not accepted for exchange, be in the name(s) of the undersigned (and, in the case of shares of HNH common stock tendered by book-entry transfer, by credit to the applicable account at DTC appearing above in the box titled “Description of Shares Tendered”). The undersigned recognizes that SPLP and Merger Sub have no obligation, pursuant to the “Special Issuance or Payment Instructions,” to transfer any shares of HNH common stock from the name of the registered holder(s) thereof if Merger Sub does not accept for exchange any of the shares of HNH common stock so tendered.

Similarly, unless otherwise indicated under “Special Delivery Instructions,” the undersigned hereby requests that the SPLP preferred units and a check for cash paid in lieu of any fractional SPLP preferred units, and any certificates for the shares of HNH common stock not tendered or not accepted for exchange (and any accompanying documents, as appropriate) be mailed to the undersigned at the address(es) of the registered holder(s) appearing above in the box titled “Description of Shares Tendered.”

In the event that the boxes titled “Special Issuance or Payment Instructions” and “Special Delivery Instructions” are both completed, the undersigned hereby requests that the certificates for the SPLP preferred units (or, at SPLP’s election, evidence of direct registration of the SPLP preferred units), and a check for cash in lieu of any fractional SPLP preferred units, and the return of any certificates evidencing shares of HNH common stock not tendered or not accepted for exchange, be issued in the name(s) of and mailed to the person(s) so indicated. Stockholders tendering shares of HNH common stock by book-entry transfer may request that shares of HNH common stock not exchanged be credited to such account at DTC as such stockholder may designate under “Special Issuance or Payment Instructions.” If no such instructions are given, any such shares of HNH common stock not exchanged will be returned by crediting the account at the book-entry transfer facility designated herein.

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	SPECIAL ISSUANCE OR PAYMENT		SPECIAL DELIVERY INSTRUCTIONS
	INSTRUCTIONS (See Instructions 1, 5, 6 and 7)		(See Instructions 1, 5 and 7)

To be completed ONLY if the SPLP preferred units and the check for cash payable in lieu of any fractional SPLP preferred units pursuant to the offer (without interest and less applicable withholding taxes), or if certificates for the shares of HNH common stock not tendered or not accepted for exchange, are to be issued in the name of someone other than the registered holder(s) listed above in the box titled “Description of Shares Tendered,” or if shares tendered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at DTC other than that designated above.

To be completed ONLY if the SPLP preferred units and the check for cash payable in lieu of any fractional SPLP preferred units pursuant to the offer (without interest and less applicable withholding taxes), or if certificates for the shares of HNH common stock not tendered or not accepted for exchange, are to be sent to an address other than the address(es) of the registered holder(s) listed above in the box titled “Description of Shares Tendered.”
Issue as follows:	□ SPLP Preferred Units	Mail as follows:	□ SPLP Preferred Units
	□ Check □ HNH Certificate(s) to:		□ Check □ HNH Certificate(s) to:
	Name		Name
	(Please Print)		(Please Print)
	Address		Address

	(Include Zip Code)		(Include Zip Code)
	Area Code and		Area Code and
	Telephone No.		Telephone No.
	Taxpayer Identification or Social Security No.		Taxpayer Identification or Social Security No.
Credit shares tendered by book-entry transfer that are not accepted for exchange to the DTC account set forth below
	(DTC Account Number) (Also complete the enclosed IRS Form W-9 or an appropriate IRS Form W-8, as applicable)		(Also complete the enclosed IRS Form W-9 or an appropriate IRS Form W-8, as applicable)

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SPECIAL ISSUANCE OR Name (Please Print) Address (Include

**IMPORTANT**

**STOCKHOLDER: SIGN HERE**

**SIGN HERE:**

Signature(s) ______________________________

**Signature(s) of Holder(s) of Shares**

______________________________

**Signature(s) of Holder(s) of Shares**

Date ______________________________

Name(s) ______________________________

**(Please Print)**

Name(s) ______________________________

**(Please Print)**

Capacity (full title) ______________________________

Address ______________________________

**(Include Zip Code)**

Area Code and Telephone No. ______________________________

Tax Identification or Social Security No. (See enclosed IRS Form W-9) ______________________________

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

**Guarantee of Signature(s)**

**(If Required — See Instructions 1 and 5)**

Authorized Signature ______________________________

Name ______________________________

Name of Firm ______________________________

Address ______________________________

**(Include Zip Code)**

Area Code and Telephone No. ______________________________

Date ______________________________

 Place medallion guarantee in space below:TOCKHOLDER: (

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full title) (Must be signed by

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. Guarantee of Signatures.   No signature guarantee is required on this letter of transmittal (1) if this letter of transmittal is signed by the registered holder(s) (which term, for purposes of this document, includes any participant in DTC’s systems whose name(s) appear(s) on a security position listing as the owner(s) of the shares of HNH common stock) of shares of HNH common stock and such holder(s) have not completed either the box titled “Special Issuance or Payment Instructions” or the box titled “Special Delivery Instructions” on this letter of transmittal or (2) if shares of HNH common stock are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member in the Security Transfer Agents Medallion Program or by any other “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an “eligible institution”). In all other cases, all signatures on this letter of transmittal must be guaranteed by an eligible institution. See also Instruction 5.

2. Requirements of Tender.   This letter of transmittal is to be completed and signed by HNH stockholders, with any required signature guarantees, and returned to the exchange agent, together with certificates of HNH common stock, if any, a properly completed Internal Revenue Service (the “IRS”) Form W-9 or IRS Form W-8, as applicable, and any other documents required by this letter of transmittal or the exchange agent, except that this letter of transmittal does not need to be used if an Agent’s Message is utilized. An “Agent’s Message” is a message transmitted by DTC to, and received by, the exchange agent, forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the DTC participant tendering the shares that are the subject of such book-entry confirmation that such participant has received and agrees to be bound by the terms of this letter of transmittal and that SPLP and Merger Sub may enforce this agreement against such participant. For an HNH stockholder to validly tender shares of HNH common stock pursuant to the offer, the exchange agent must receive on or prior to the expiration date this letter of transmittal, properly completed and duly executed, together with any required signature guarantees or, in the case of a book-entry transfer, an Agent’s Message, and any other documents required by this letter of transmittal, together with any certificates representing tendered shares of HNH common stock, at one of the exchange agent’s addresses set forth on the back cover of this letter of transmittal. See also the section of the prospectus/offer to exchange entitled “Exchange Offer Procedures — Procedures for Tendering.”

Stockholders of HNH whose stock certificates are not immediately available or who cannot deliver all other required documents to the exchange agent on or prior to the expiration date or who cannot complete the procedures for book-entry transfer on or prior to the expiration date may nevertheless tender their shares of HNH common stock by properly completing and duly executing a notice of guaranteed delivery on or prior to the expiration date pursuant to the guaranteed delivery procedure set forth in the section of the prospectus/offer to exchange entitled “Exchange Offer Procedures — Procedures for Tendering.” Pursuant to such procedure: (a) such tender of HNH common stock must be made by or through an eligible institution, (b) a properly completed and duly executed notice of guaranteed delivery with respect to such shares of HNH common stock substantially in the form provided by SPLP and Merger Sub must be received by the exchange agent on or prior to the expiration date, and (c) the stock certificates (or a book-entry confirmation) evidencing all tendered shares of HNH common stock, in proper form for transfer, in each case together with this letter of transmittal, properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry transfer, an Agent’s Message) and any other documents required by this letter of transmittal are received by the exchange agent at one of its addresses set forth herein within three business days after the date of execution of such notice of guaranteed delivery.

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THE METHOD OF DELIVERY OF CERTIFICATES REPRESENTING HNH COMMON STOCK, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE OPTION AND THE RISK OF THE TENDERING HNH STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY. HNH STOCKHOLDERS MUST ALLOW SUFFICIENT TIME FOR THE NECESSARY TENDER PROCEDURES TO BE COMPLETED DURING NORMAL BUSINESS HOURS ON OR PRIOR TO THE EXPIRATION DATE.

SPLP and Merger Sub will not accept any alternative, conditional or contingent tenders, and no fractional shares of HNH common stock will be accepted for exchange. By executing this letter of transmittal, or, in the case of book-entry transfer, through delivery of an Agent’s Message, the tendering stockholder waives any right to receive any notice of the acceptance for exchange of the tendered shares of HNH common stock.

3. Inadequate Space.   If the space provided herein under “Description of Shares Tendered” is inadequate, the number of shares of HNH common stock tendered and/or the certificate numbers evidencing such shares of HNH common stock, if applicable, should be listed on a separate signed schedule and attached hereto.

4. Partial Tenders.   If fewer than all the shares of HNH common stock evidenced by any certificate or by direct registration delivered to the exchange agent are to be tendered hereby, fill in the number of shares of HNH common stock that are to be tendered in the box titled “Total Number of Shares Tendered.” In such case, a new certificate or direct registration evidencing the remainder of the shares of HNH common stock that were not tendered will be sent to the registered holder(s) at the address(es) listed above in the box titled “Description of Shares Tendered” herein, as soon as practicable after the expiration date. All shares of HNH common stock delivered to the exchange agent will be deemed to have been tendered unless otherwise indicated.

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5. Signatures; Stock Powers and Endorsements.

(a) Exact Signatures.   If this letter of transmittal is signed by the registered holder(s) of the shares of HNH common stock tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates evidencing such shares of HNH common stock without alteration, enlargement or any change whatsoever.

(b) Joint Holders.   If any of the shares of HNH common stock tendered hereby are held of record by two or more persons, all such persons must sign this letter of transmittal.

(c) Different Names on Certificates.   If any of the shares of HNH common stock tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate letters of transmittal as there are different registrations of such shares of HNH common stock.

(d) Endorsements.   If this letter of transmittal is signed by the registered holder(s) of the shares of HNH common stock tendered hereby, no endorsements of certificates evidencing such shares of HNH common stock or separate stock powers are required unless the SPLP preferred units are to be issued to, or certificates evidencing shares of HNH common stock that are not tendered or not accepted for exchange are to be issued in the name of, a person other than the registered holder(s). Signatures on any such certificate(s) or stock power(s) must be guaranteed by an eligible institution.

If this letter of transmittal or any certificate evidencing shares of HNH common stock or stock power are executed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to SPLP of such person so to act must be submitted.

6. Stock Transfer Taxes.   Except as otherwise provided in this Instruction 6, SPLP and Merger Sub will pay any stock transfer tax with respect to the transfer of any shares of HNH common stock to them pursuant to the offer (for the avoidance of doubt, transfer taxes do not include U.S. federal income or withholding taxes). If, however, the transaction consideration is to be paid to, or if certificate(s) evidencing shares of HNH common stock not tendered or not accepted for exchange are to be issued in the name of, any person other than the registered holder(s), or if tendered certificate(s) evidencing shares of HNH common stock are registered in the name of any person other than the person(s) signing this letter of transmittal, the amount of any stock transfer or similar taxes (whether imposed on the registered holder(s) or such other person or otherwise) payable on account of the transfer to such other person will be deducted from the transaction consideration that otherwise would be paid or issued in respect of such shares of HNH common stock pursuant to the offer, unless evidence satisfactory to SPLP and Merger Sub that such taxes have been paid or are not applicable is submitted. Except as otherwise provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificate(s) listed in this letter of transmittal.

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7. Special Issuance or Payment and Delivery Instructions.   If certificates for (or, at SPLP’s election, evidence of direct registration of) the SPLP preferred units and, if applicable, any shares of HNH common stock not tendered or not accepted for exchange or a check for cash in lieu of any fractional SPLP preferred units are to be issued in the name of a person other than the registered holder(s) listed above in the box titled “Description of Shares Tendered,” or are to be sent to someone other than the registered holder(s) listed above in the box titled “Description of Shares Tendered” or to the registered holder(s) listed above in the box titled “Description of Shares Tendered” at an address other than that listed above in the box titled “Description of Shares Tendered,” the appropriate boxes on this letter of transmittal should be completed and the signature will need to be guaranteed as described under Instruction 1.

8. Tax Withholding.   Under U.S. federal income tax laws, the exchange agent may be required to withhold a portion of any payments made to certain HNH stockholders pursuant to the offer. In order to avoid such backup withholding, each HNH stockholder that is a United States person (within the meaning of the Internal Revenue Code of 1986, as amended, a “United States person”) must provide the exchange agent with such stockholder’s correct taxpayer identification number (“TIN”) and certify that such stockholder is not subject to such backup withholding by completing the enclosed IRS Form W-9 or otherwise establish a basis for exemption from backup withholding. If the exchange agent is not provided with such stockholder’s correct TIN or an adequate basis for exemption from backup withholding before payment is made, payments of cash made to such stockholder may be subject to backup withholding at the applicable rate and such stockholder may be subject to a penalty imposed by the IRS. See the enclosed IRS Form W-9 and the instructions thereto for additional information.

Certain stockholders or payees (including, among others, corporations and certain foreign persons) are not subject to these backup withholding requirements. Exempt stockholders or payees that are United States persons should indicate their exempt status on the enclosed IRS Form W-9. An HNH stockholder or other payee that is not a United States person may qualify as an exempt recipient by providing the exchange agent with a properly completed appropriate IRS Form W-8, singed under penalties of perjury, attesting to such stockholder’s foreign status or by otherwise establishing an exemption. An appropriate IRS Form W-8 may be obtained from the exchange agent or the IRS website (www.irs.gov). Failure to complete IRS Form W-9 or the appropriate IRS Form W-8 will not, by itself, cause shares of HNH common stock to be deemed invalidly tendered, but may require the exchange agent to withhold a portion of the amount of any payments made pursuant to the offer. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability, if any, of a person subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in the overpayment of taxes, a payee may claim a refund or credit by timely submitting the required information to the IRS.

FAILURE TO COMPLETE AND RETURN THE ENCLOSED IRS FORM W-9 OR THE APPROPRIATE IRS FORM W-8 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE PURSUANT TO THE OFFER.

13

9. Requests for Additional Copies.   Questions and requests for assistance or additional copies of the prospectus/offer to exchange, this letter of transmittal and the notice of guaranteed delivery should be directed to the information agent at its address and telephone numbers set forth on the back page of this letter of transmittal. Stockholders may also contact their brokers, dealers, commercial banks, trust companies or other nominees for assistance concerning the offer.

10. Mutilated, Lost, Destroyed or Stolen Certificates.   If any certificate representing the shares of HNH common stock to be tendered has been mutilated, lost, destroyed or stolen, the stockholder should promptly notify American Stock Transfer and Trust Company, LLC, the transfer agent for HNH, at (877) 248-6417 (toll-free) or (718) 921-8317, prior to submitting this letter of transmittal. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). The transfer agent will provide such holders with all necessary forms and instructions to replace any mutilated, lost, stolen or destroyed certificates. This letter of transmittal and related documents cannot be processed until the mutilated, lost, destroyed or stolen certificates have been replaced and the replacement certificates have been delivered to the exchange agent in accordance with the instructions contained in this letter of transmittal. HNH stockholders should allow sufficient time for the replacement of any mutilated, lost, destroyed or stolen stock certificates and the subsequent tender of such replacement certificates before the expiration date.

11. Waiver of Conditions.   SPLP and Merger Sub reserve the absolute right to waive any condition of the offer to the extent permitted by applicable law except as specified in the prospectus/offer to exchange.

12. Irregularities.   All questions as to form, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of shares of HNH common stock and any notice of withdrawal will be determined by SPLP and Merger Sub in their sole discretion, which determinations shall be final and binding to the fullest extent permitted by law, provided that applicable securityholders may challenge any such determination in a court of competent jurisdiction. SPLP and Merger Sub reserve the absolute right to reject any or all tenders of shares of HNH common stock they determine not to be in proper form or the acceptance of or exchange for which may, in the opinion of their counsel, be unlawful. SPLP and Merger Sub also reserve the absolute right to waive any defect or irregularity in the tender of any shares of HNH common stock of any particular HNH stockholder, whether or not similar defects or irregularities are waived in the case of other HNH stockholders. No tender of shares of HNH common stock will be deemed to be properly made until all defects and irregularities with respect thereto have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as SPLP and Merger Sub shall determine. None of SPLP, Merger Sub, HNH, their respective affiliates and associates, the exchange agent, the information agent or any other person is or will be obligated to give notice of any defects or irregularities in tenders of shares of HNH common stock, or to waive any such defect or irregularity, and none of them will incur any liability for failure to give any such notice or waiver. SPLP’s and Merger Sub’s interpretation of the terms and conditions of the offer, including this letter of transmittal, will be final and binding to the fullest extent permitted by law, provided that applicable securityholders may challenge any such determination in a court of competent jurisdiction.

IMPORTANT: THIS LETTER OF TRANSMITTAL, TOGETHER WITH ANY SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT’S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE AND CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE EXCHANGE AGENT OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE ON OR PRIOR TO THE EXPIRATION DATE.

14

If SPLP or Merger Sub becomes aware of any jurisdiction in which the making of the offer or the tender of shares of HNH common stock in connection therewith would not be in compliance with applicable law, SPLP and Merger Sub will make a good faith effort to comply with any such law. If, after such good faith effort, SPLP and Merger Sub cannot comply with any such law, the offer will not be made to (nor will tenders be accepted from or on behalf of) the holders of shares of HNH common stock in such jurisdiction. In any jurisdiction where the securities, blue sky or other laws require the offer to be made by a licensed broker or dealer, the offer shall be deemed to be made on behalf of SPLP and Merger Sub by one or more registered brokers or dealers licensed under the laws of such jurisdiction.

15

Form **W-9**
(Rev. December 2014)
Department of the Treasury
Internal Revenue Service

# Request for Taxpayer Identification Number and Certification

**Give Form to the requester. Do not send to the IRS.**

Print or type
See **Specific Instructions** on page 2.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification; check only **one** of the following seven boxes:

☐ Individual/sole proprietor or single-member LLC ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) ► ________

**Note.** For a single-member LLC that is disregarded, do not check LLC; check the appropriate box in the line above for the tax classification of the single-member owner.

☐ Other (see instructions) ►

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):

Exempt payee code (if any) ________

Exemption from FATCA reporting code (if any) ________

*(Applies to accounts maintained outside the U.S.)*

5 Address (number, street, and apt. or suite no.)

Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

## Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN* on page 3.

**Note.** If the account is in more than one name, see the instructions for line 1 and the chart on page 4 for guidelines on whose number to enter.

**Social security number**

☐☐☐ – ☐☐ – ☐☐☐☐

**or**

**Employer identification number**

☐☐ – ☐☐☐☐☐☐☐

## Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3. I am a U.S. citizen or other U.S. person (defined below); and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

**Certification instructions.** You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3.

**Sign Here** **Signature of U.S. person ►** **Date ►**

## General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

**Future developments.** Information about developments affecting Form W-9 (such as legislation enacted after we release it) is at *www.irs.gov/fw9*.

## Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following:

- Form 1099-INT (interest earned or paid)
- Form 1099-DIV (dividends, including those from stocks or mutual funds)
- Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)
- Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)
- Form 1099-S (proceeds from real estate transactions)
- Form 1099-K (merchant card and third party network transactions)
- Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)
- Form 1099-C (canceled debt)
- Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

*If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding? on page 2.*

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),
2. Certify that you are not subject to backup withholding, or
3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and
4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See *What is FATCA reporting?* on page 2 for further information.

Cat. No. 10231X

Form **W-9** (Rev. 12-2014)

Form W-9 (Rev. 12-2014) Page 2

**Note.** If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

**Definition of a U.S. person.** For federal tax purposes, you are considered a U.S. person if you are:

- An individual who is a U.S. citizen or U.S. resident alien;
- A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;
- An estate (other than a foreign estate); or
- A domestic trust (as defined in Regulations section 301.7701-7).

**Special rules for partnerships.** Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners' share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States:

- In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;
- In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and
- In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

**Foreign person.** If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

**Nonresident alien who becomes a resident alien.** Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

***Example.*** Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

## Backup Withholding

**What is backup withholding?** Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

**Payments you receive will be subject to backup withholding if:**

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See *Exempt payee code* on page 3 and the separate Instructions for the Requester of Form W-9 for more information.

Also see *Special rules for partnerships* above.

## What is FATCA reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See *Exemption from FATCA reporting code* on page 3 and the Instructions for the Requester of Form W-9 for more information.

## Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

## Penalties

**Failure to furnish TIN.** If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

**Civil penalty for false information with respect to withholding.** If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

**Criminal penalty for falsifying information.** Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

**Misuse of TINs.** If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

# Specific Instructions

## Line 1

You must enter one of the following on this line; **do not** leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account, list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9.

a. **Individual.** Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

**Note. ITIN applicant:** Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. **Sole proprietor or single-member LLC.** Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or "doing business as" (DBA) name on line 2.

c. **Partnership, LLC that is not a single-member LLC, C Corporation, or S Corporation.** Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

d. **Other entities.** Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. **Disregarded entity.** For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a "disregarded entity." See Regulations section 301.7701-2(c)(2)(iii). Enter the owner's name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2, "Business name/disregarded entity name." If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Form W-9 (Rev. 12-2014) Page 3

## Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

## Line 3

Check the appropriate box in line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box in line 3.

**Limited Liability Company (LLC).** If the name on line 1 is an LLC treated as a partnership for U.S. federal tax purposes, check the "Limited Liability Company" box and enter "P" in the space provided. If the LLC has filed Form 8832 or 2553 to be taxed as a corporation, check the "Limited Liability Company" box and in the space provided enter "C" for C corporation or "S" for S corporation. If it is a single-member LLC that is a disregarded entity, do not check the "Limited Liability Company" box; instead check the first box in line 3 "Individual/sole proprietor or single-member LLC."

## Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space in line 4 any code(s) that may apply to you.

**Exempt payee code.**

- Generally, individuals (including sole proprietors) are not exempt from backup withholding.
- Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.
- Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.
- Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

| IF the payment is for . . . | THEN the payment is exempt for . . . |
|---|---|
| Interest and dividend payments | All exempt payees except for 7 |
| Broker transactions | Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012. |
| Barter exchange transactions and patronage dividends | Exempt payees 1 through 4 |
| Payments over $600 required to be reported and direct sales over $5,000[1] | Generally, exempt payees 1 through 5[2] |
| Payments made in settlement of payment card or third party network transactions | Exempt payees 1 through 4 |

[1] See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2] However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

**Exemption from FATCA reporting code.** The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with "Not Applicable" (or any similar indication) written or printed on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

**Note.** You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

## Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns.

## Line 6

Enter your city, state, and ZIP code.

## Part I. Taxpayer Identification Number (TIN)

**Enter your TIN in the appropriate box.** If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see *How to get a TIN* below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see *Limited Liability Company (LLC)* on this page), enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

**Note.** See the chart on page 4 for further clarification of name and TIN combinations.

**How to get a TIN.** If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at *www.ssa.gov*. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at *www.irs.gov/businesses* and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

**Note.** Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

**Caution:** *A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.*

Form W-9 (Rev. 12-2014) Page **4**

## Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, or 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see *Exempt payee code* earlier.

**Signature requirements.** Complete the certification as indicated in items 1 through 5 below.

**1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983.** You must give your correct TIN, but you do not have to sign the certification.

**2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983.** You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

**3. Real estate transactions.** You must sign the certification. You may cross out item 2 of the certification.

**4. Other payments.** You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

**5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions.** You must give your correct TIN, but you do not have to sign the certification.

## What Name and Number To Give the Requester

| For this type of account: | Give name and SSN of: |
|---|---|
| 1. Individual | The individual |
| 2. Two or more individuals (joint account) | The actual owner of the account or, if combined funds, the first individual on the account[1] |
| 3. Custodian account of a minor (Uniform Gift to Minors Act) | The minor[2] |
| 4. a. The usual revocable savings trust (grantor is also trustee) | The grantor-trustee[1] |
| b. So-called trust account that is not a legal or valid trust under state law | The actual owner[1] |
| 5. Sole proprietorship or disregarded entity owned by an individual | The owner[3] |
| 6. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A)) | The grantor* |
| **For this type of account:** | **Give name and EIN of:** |
| 7. Disregarded entity not owned by an individual | The owner |
| 8. A valid trust, estate, or pension trust | Legal entity[4] |
| 9. Corporation or LLC electing corporate status on Form 8832 or Form 2553 | The corporation |
| 10. Association, club, religious, charitable, educational, or other tax-exempt organization | The organization |
| 11. Partnership or multi-member LLC | The partnership |
| 12. A broker or registered nominee | The broker or nominee |
| 13. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments | The public entity |
| 14. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B)) | The trust |

[1] List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

[2] Circle the minor's name and furnish the minor's SSN.

[3] You must show your individual name and you may also enter your business or DBA name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4] List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see *Special rules for partnerships* on page 2.

***Note.** Grantor also must provide a Form W-9 to trustee of trust.

**Note.** If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

## Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

- Protect your SSN,
- Ensure your employer is protecting your SSN, and
- Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

**Protect yourself from suspicious emails or phishing schemes.** Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to *phishing@irs.gov*. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: *spam@uce.gov* or contact them at *www.ftc.gov/idtheft* or 1-877-IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

## Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

16

The exchange agent for the offer is:

If delivering by mail:

American Stock Transfer & Trust Company, LLC

Operations Center

Attn: Reorganization Department

P.O. Box 2042

New York, New York 10272-2042

Phone: Toll-free (877) 248-6417

(718) 921-8317

If delivering by hand, express mail, courier

or any other expedited service:

American Stock Transfer & Trust Company, LLC

Operations Center

Attn: Reorganization Department

6201 15th Avenue

Brooklyn, New York 11219

Questions or requests for assistance may be directed to the information agent at its address and telephone numbers set forth below. Requests for additional copies of the prospectus/offer to exchange, this letter of transmittal and the notice of guaranteed delivery may be directed to the information agent at the address and telephone numbers set forth below. Stockholders may also contact their broker, dealer, commercial bank or trust company for assistance concerning the offer.

The information agent for the offer is: 105 Madison Avenue New York, New York 10016 (212) 929-5500 (Call Collect) or CALL TOLL FREE: (800) 322-2885 E-mail: tenderoffer@mackenziepartners.com